UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.   )

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

UnitedHealth Group Incorporated

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):
☒	No fee required.
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

Your **Vote** Counts!

UNITEDHEALTH GROUP INCORPORATED

2023 Annual Meeting
For Holders as of April 10, 2023
Vote by June 4, 2023 11:59 PM ET
Shares held in the UnitedHealth Group 401(k) Savings Plan must be voted by June 1, 2023 11:59 PM ET



UNITEDHEALTH GROUP

UNITEDHEALTH GROUP INCORPORATED
9900 BREN ROAD EAST
MINNETONKA, MN 55343

V07011-P85521

It's time to vote your UNITEDHEALTH GROUP INCORPORATED shares!

You have the right to vote on proposals being presented at the 2023 Annual Meeting. **This is an important notice regarding the availability of proxy materials for the shareholder meeting to be held on June 5, 2023.**

Get informed before you vote

View the Notice of Annual Meeting, Proxy Statement and Annual Report online OR you can receive a free paper or email copy of the material(s) by requesting prior to May 22, 2023. If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

VOTE CONFIRMATION

You may confirm that your instructions were received and included in the final tabulation to be issued at the Annual Meeting on June 5, 2023 via the ProxyVote Confirmation link at www.proxyvote.com by using the information printed in the box. Vote Confirmation is available 24 hours after your vote is received beginning May 22, 2023, with the final vote tabulation remaining available through August 5, 2023.

For complete information and to vote, visit **www.ProxyVote.com**

Control #

Smartphone users

Point your camera here and vote without entering a control number

Vote Virtually at the Meeting*

June 5, 2023
11:00 a.m. Eastern Time

Virtually at:
www.virtualshareholdermeeting.com/UNH2023

*Please check the meeting materials for any special requirements for meeting attendance.

V1.1

THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming shareholder meeting. Please follow the instructions on the reverse side to vote these important matters. Vote at www.ProxyVote.com Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Delivery Settings”. Voting Items Board Recommends V07012-P85521 1. Election of Directors Nominees: 1d. Stephen Hemsley 1a. Timothy Flynn 1e. Michele Hooper 1b. Paul Garcia 1c. Kristen Gil 1f. F. William McNabb III 1g. Valerie Montgomery Rice, M.D. 1h. John Noseworthy, M.D. 1i. Andrew Witty 2. Advisory approval of the Company’s executive compensation. 4. Ratification of the appointment of Deloitte & Touche LLP as the independent registered public accounting firm for the Company for the year ending December 31, 2023. For For For For For For For For For For For 3. Advisory approval of the frequency of holding future say-on-pay votes. 5. If properly presented at the 2023 Annual Meeting of Shareholders, the shareholder proposal seeking a third-party racial equity audit. 6. If properly presented at the 2023 Annual Meeting of Shareholders, the shareholder proposal requiring a political contributions congruency report. 7. If properly presented at the 2023 Annual Meeting of Shareholders, the shareholder proposal seeking shareholder ratification of termination pay. Against Against Against 1 Year